QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

INDEPENDENT REGISTERED AUDITORS' CONSENT

        We consent to the use in this Registration Statement of Medicor Ltd. on Form S-1, (Amendment No. 8 to Form SB-2) dated November 16, 2006, of our reports dated August 19, 2005 and August 25, 2006, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Greenberg & Company LLC Greenberg & Company LLC Springfield, NJ November 16, 2006

QuickLinks

INDEPENDENT REGISTERED AUDITORS' CONSENT